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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2025

Fortress Credit Realty Income Trust

(Exact name of Registrant as Specified in Its Charter)

Maryland	000-56685	99-3367363
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1345 Avenue of the Americas
New York, New York		10105
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 798-6100

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

November 30, 2025 NAV Per Share

On December 16, 2025, Fortress Credit Realty Income Trust (the “Company” or “we”) reported net asset value (“NAV”) per share for each outstanding class of common shares of the Company as of November 30, 2025, which is set forth below:

NAV per Share
Class B	$20.1013
Class R	$19.9591
Class J-1	$19.9655
Class J-2	$19.9500
Class J-4	$20.1833
Class S	$20.1647
Class I	$20.1625
Class E	$20.0775

Net Asset Value

A detailed calculation of the NAV per share is set forth below. We calculate NAV per share in accordance with the valuation guidelines that have been approved by our board of trustees. Our total NAV presented in the following tables includes the NAV of our outstanding classes of common shares, which includes Class B, Class R, Class J-1, Class J-2, Class J-4, Class S, Class I and Class E common shares. The following table provides a breakdown of the major components of our NAV as of November 30, 2025 (amounts in thousands):

Components of NAV	Amount
Commercial real estate loan investments	$1,901,203
Investments in real estate-related assets	460,120
Cash and cash equivalents	174,301
Restricted cash	110,397
Other assets	40,433
Secured debt arrangements	(1,084,511)
Subscriptions received in advance	(21,645)
Revolving credit facilities	(269,033)
Distribution Payable	(7,747)
Due to affiliate	(3,442)
Other liabilities	(57,124)
Non-controlling interests	(22,038)
Net Asset Value	$1,220,914
Number of outstanding shares	60,864

The following table provides a breakdown of our total NAV and NAV per share by class as of November 30, 2025 (amounts in thousands, except per share data):

	Net Asset Value	Number of Outstanding Shares	NAV per Share as of November 30, 2025
Class B	$496,957	24,722	$20.1013
Class R	89,142	4,466	$19.9591
Class J-1	315,692	15,811	$19.9655
Class J-2	66,966	3,357	$19.9500
Class J-4	100,566	4,983	$20.1833
Class S	21,632	1,073	$20.1647
Class I	103,989	5,158	$20.1625
Class E	25,970	1,294	$20.0775
Total	$1,220,914	60,864

The following table provides a breakdown of the major components of NAV as of October 31, 2025 (amounts in thousands):

Components of NAV	Amount
Commercial real estate loan investments	$1,778,379
Investments in real estate-related assets	331,268
Cash and cash equivalents	173,118
Restricted cash	114,364
Other assets	18,386
Secured debt arrangements	(934,424)
Subscriptions received in advance	(43,218)
Revolving credit facilities	(177,942)
Distribution payable	(7,467)
Due to affiliate	(3,030)
Other liabilities	(49,764)
Non-controlling interests	(25,739)
Net Asset Value	$1,173,931
Number of outstanding shares	58,597

The following table provides a breakdown of our total NAV and NAV per share by class as of October 31, 2025 (amounts in thousands, except per share data):

	Net Asset Value	Number of Outstanding Shares	NAV per Share as of October 31, 2025
Class B	$485,157	24,166	$20.0772
Class R	88,897	4,459	$19.9368
Class J-1	314,249	15,757	$19.9431
Class J-2	66,587	3,341	$19.9277
Class J-4	93,474	4,635	$20.1649
Class S	17,101	849	$20.1441
Class I	82,550	4,098	$20.1421
Class E	25,916	1,292	$20.0544
Total	$1,173,931	58,597

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fortress Credit Realty Income Trust

Dated: December 17, 2025	By:	/s/ Avraham Dreyfuss
Name: Avraham Dreyfuss Title: Chief Financial Officer